Property, Plant and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2019
Property Plant And Equipment [Abstract]
Schedule of Property, Plant and Equipment, Net

Property, plant and equipment, net consisted of the following:

	As of December 31,
	2018	2019
	RMB	RMB
Computers and equipment	16,270	87,374
Vehicle	508	508
Total	16,778	87,882
Less: accumulated depreciation	(5,477)	(20,589)
Property, plant and equipment, net	11,301	67,293